UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   July 8, 2003

INNOVEX, INC.

(Exact name of Registrant as specified in its charter)

Minnesota	000-13143	41-1223933
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5540 Pioneer Creek Drive Maple Plain, Minnesota	55359-9003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (763) 479-5300

Items 1, 2, 3, 4, 5, 6, 8, 10, and 11 are not applicable and therefore omitted.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following are filed as Exhibits to this Report:

Exhibit No.	Description of Exhibit
99.1	Press release issued July 8, 2003.

ITEM 9. REGULATION FD DISCLOSURE (Item 12, Disclosure of Results of Operations and Financial Condition).

Pursuant to Item 12 of Form 8-K, Disclosure of Results of Operations and Financial Condition, Innovex, Inc. hereby furnishes a press release, issued on July 8, 2003, disclosing material non-public information regarding its results of operations for the quarter ended June 30, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INNOVEX, INC.

	By	/s/ Thomas Paulson
Thomas Paulson
Chief Financial Officer

Dated: July 8, 2003